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                                                                   Exhibit 23








                         Consent of Independent Auditors

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-00651) pertaining to the IT Corporation Retirement Plan of our report dated May 28, 1998, with respect to the financial statements and schedules of the IT Corporation Retirement Plan included in this Annual Report (Form 11-K) for the year ended December 31, 1997.


                                                              Ernst & Young LLP


Pittsburgh, Pennsylvania
June 25, 1998





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